WLR&K DRAFT 8/9/95
                                                          Exhibit 4.3(g)
















                        PREFERRED STOCK WARRANT AGREEMENT


                                     between


                               HECLA MINING COMPANY


                                       and


                                            , as Warrant Agent

                              Dated







                                TABLE OF CONTENTS

                                                                    Page

                                   ARTICLE ONE

                      ISSUANCE OF WARRANTS AND EXECUTION AND
                         DELIVERY OF WARRANT CERTIFICATES

         SECTION 1.01    Issuance of Warrants.....................    2
         SECTION 1.02    Execution and Delivery of
                           Warrant Certificates...................    2
         SECTION 1.03    Issuance of Warrant Certificates.........    3
         SECTION 1.04    Temporary Warrant Certificates...........    4


                                   ARTICLE TWO

                       WARRANT PRICE, DURATION AND EXERCISE
                                   OF WARRANTS

         SECTION 2.01    Warrant Price............................    5
         SECTION 2.02    Duration of Warrants.....................    5
         SECTION 2.03    Exercise of Warrants.....................    5


                                  ARTICLE THREE

                     OTHER PROVISIONS RELATING TO RIGHTS OF
                         HOLDERS OF WARRANT CERTIFICATES

         SECTION 3.01    No Rights as Warrant Securityholder
                           Conferred by Warrants or Warrant
                           Certificates...........................    7
         SECTION 3.02    Lost, Stolen, Mutilated or Destroyed
                           Warrant Certificates...................    7
         SECTION 3.03    Holder of Warrant Certificate
                           May Enforce Rights.....................    8
         SECTION 3.04    Reclassification, Consolidation,
                           Merger, Sale, Conveyance or Lease......    8

                                   ARTICLE FOUR

                  EXCHANGE AND TRANSFERS OF WARRANT CERTIFICATES

         SECTION 4.01    Exchange and Transfers of Warrant
                           Certificates...........................   11
         SECTION 4.02    Treatment of Holders of Warrant
                           Certificates...........................   12
         SECTION 4.03    Cancellation of Warrant Certificates.....   12






                                                                    Page



                                   ARTICLE FIVE

                           CONCERNING THE WARRANT AGENT

         SECTION 5.01    Warrant Agent............................   13
         SECTION 5.02    Conditions of Warrant Agent's
                           Obligations............................   13
         SECTION 5.03    Resignation, Removal and Appointment
                           of Successor...........................   15


                                   ARTICLE SIX

                                  MISCELLANEOUS

         SECTION 6.01    Notice ..................................   17
         SECTION 6.02    Notices and Demands to the Company
                           and Warrant Agent......................   18
         SECTION 6.03    Amendment................................   18
         SECTION 6.04    Saturdays, Sundays, Holidays, etc........   19
         SECTION 6.05    Applicable Law...........................   19
         SECTION 6.06    Obtaining of Governmental Approvals......   19
         SECTION 6.07    Delivery of Prospectus...................   19
         SECTION 6.08    Persons Having Rights Under Warrant
                           Agreement..............................   20
         SECTION 6.09    Headings.................................   20
         SECTION 6.10    Counterparts.............................   20
         SECTION 6.11    Inspection of Agreement..................   20
         SECTION 6.12    Successors and Assigns...................   20


         TESTIMONIUM..............................................   21
         SIGNATURE AND SEALS......................................   21

         EXHIBIT A - Form of Warrant Certificate..................  A-1
























                               HECLA MINING COMPANY

                        Preferred Stock Warrant Agreement*


                   THIS WARRANT AGREEMENT, dated as of ________________, is between HECLA MINING COMPANY, a Delaware corporation (here-inafter called the "Company"), and _____________________, as Warrant Agent (herein called the "Warrant Agent").

                   WHEREAS, the Company proposes to sell [if Warrants are sold with other securities -- [title of such other securi-ties being offered] (the "Offered Securities") with] warrant certificates evidencing one or more warrants (the "Warrants" or individually a "Warrant") representing the right to purchase [title of Preferred Stock or Depositary Shares purchasable through exercise of Warrants] (the "Warrant Securities"), such warrant certificates and other warrant certificates issued pur-suant to this Agreement being herein called the "Warrant Cer-tificates"; and

                   WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provi-sions of the Warrant Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced;

                   NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:







         _____________________
         * Complete or modify the provisions of this Warrant Agree-ment as appropriate to reflect the terms of the Warrants, War-rant Securities and Offered Securities. Monetary amounts may be in U.S. dollars or in foreign currency or currencies (in-cluding composite currencies) or in currency unit or units.









                                   ARTICLE ONE

                      ISSUANCE OF WARRANTS AND EXECUTION AND
                         DELIVERY OF WARRANT CERTIFICATES

         SECTION 1.01   Issuance of Warrants.


                   [If Warrants alone -- Upon issuance, each Warrant Certificate shall evidence one or more Warrants.] [If Offered Securities and Warrants -- Warrants shall be [initially] issued in connection with the issuance of the Offered Securities [but shall be separately transferable on and after _________ (the "Detachable Date")] [and shall not be separately transferable], and each Warrant Certificate shall evidence one or more War-rants.] Each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase one Warrant Security. [If Offered Securities and Warrants -- Warrant Certificates shall be initially issued in units with the Offered Securities, and each Warrant Certificate included in such a unit shall evidence __________ Warrants for each [$_______________ in principal amount] [______ shares] of Offered Securities included in such unit.]

         SECTION 1.02   Execution and Delivery of Warrant
                        Certificates.

                   Each Warrant Certificate, whenever issued, shall be in registered form substantially in the form set forth in Ex-hibit A hereto, shall be dated ____________________ and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, litho-graphed or engraved thereon as the officers of the Company ex-ecuting the same may approve (execution thereof to be conclu-sive evidence of such approval), and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursu-ant thereto or with any rule or regulation of any stock ex-change on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents and by its Secretary or one of its Assistant Secretaries under its corpo-rate seal reproduced thereon. Such signatures may be manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Warrant Certificates. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.











                   No Warrant Certificate shall be valid for any pur-pose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Com-pany shall be conclusive evidence that the Warrant Certificate so countersigned has been duly issued hereunder.

                   In case any officer of the Company who shall have signed any of the Warrant Certificates either manually or by facsimile signature shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned and delivered by the Warrant Agent, such Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Warrant Certificates ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the ac-tual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such an officer.

                   The term "holder" or "holder of a Warrant Certifi-cate" as used herein shall mean any person in whose name at the time any Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose [If Of-fered Securities and Warrants are not immediately detachable -- or upon the register of the Offered Securities prior to the Detachable Date. Prior to the Detachable Date, the Company will, or will cause the registrar of the Offered Securities to, make available at all times to the Warrant Agent such informa-tion as to holders of the Offered Securities with Warrants as may be necessary to keep the Warrant Agent's records up to date].

                   [If Warrants are issuable as a Global Warrant -- "Global Warrant" means a Warrant that evidences all or part of the Warrants and is authenticated and delivered to, and regis-tered in the name of, the Depositary for such Warrants or a nominee thereof. "Depositary" means, with respect to Warrants issuable in whole or in part in the form of one or more Global Warrants, a clearing agency that the Company designates to act as Depositary.]

         SECTION 1.03   Issuance of Warrant Certificates.

                   Warrant Certificates evidencing the right to purchase an aggregate not exceeding ________ Warrant Securities (except as provided in Sections 1.04, 2.03(c), 3.02 and 4.01) may be executed by the Company and delivered to the Warrant Agent upon









         the execution of this Agreement or from time to time thereaf-ter. The Warrant Agent shall, upon receipt of Warrant Cer-tificates duly executed on behalf of the Company, countersign Warrant Certificates evidencing Warrants representing the right to purchase up to _______ Warrant Securities and shall deliver such Warrant Certificates to or upon the order of the Company. Subsequent to such original issuance of the Warrant Certifi-cates, the Warrant Agent shall countersign a Warrant Certifi-cate only if the Warrant Certificate is issued in exchange or substitution for one or more previously countersigned Warrant Certificates or in connection with their transfer, as herein-after provided.

         SECTION 1.04   Temporary Warrant Certificates.

                   Pending the preparation of definitive Warrant Cer-tificates, the Company may execute, and upon the order of the Company, the Warrant Agent shall authenticate and deliver, tem-porary Warrant Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued and with such insertions, omissions, sub-stitutions and other variations as the officers executing such Warrant Certificate may determine are appropriate, as evidenced by their execution of such Warrant Certificates.

                   If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be pre-pared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certifi-cates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at the corporate trust office of the Warrant Agent [or ___________________], without charge to the holder. Upon sur-render for cancellation of any one or more temporary Warrant Certificates the Company shall execute and the Warrant Agent shall authenticate and deliver in exchange therefor definitive Warrant Certificates representing the same aggregate number of Warrants. Until so exchanged, the temporary Warrant Certifi-cates shall in all respects be entitled to the same benefits under this Agreement as definitive Warrant Certificates.


















                                   ARTICLE TWO

                           WARRANT PRICE, DURATION AND
                               EXERCISE OF WARRANTS

         SECTION 2.01   Warrant Price.

                   During the period from ______________, through and including ___________________, each Warrant shall entitle the holder thereof, subject to the provisions of this Agreement, to purchase from the Company the number of Warrant Securities stated in the Warrant Certificate at the exercise price of $__________. Such purchase price of Warrant Securities is re-ferred to in this Agreement as the "Warrant Price." No adjust-ment shall be made for any dividends on any Warrant Securities issuable upon exercise of any Warrant.

         SECTION 2.02   Duration of Warrants.

                   Each Warrant may be exercised in whole at any time, as specified herein, on or after [the date thereof] [___________] and at or before 5 P.M., New York City time, on _________________ or such later date as the Company may desig-nate, by notice to the Warrant Agent and the holders of Warrant Certificates mailed to their addresses as set forth in the record books of the Warrant Agent (the "Expiration Date").
         Each Warrant not exercised at or before 5 P.M., New York City time, on the Expiration Date shall become void, and all rights of the holder of the Warrant Certificate evidencing such War-rant under this Agreement shall cease.

         SECTION 2.03   Exercise of Warrants.

                   (a) During the period specified in Section 2.02, any whole number of Warrants may be exercised by providing certain information as set forth on the reverse side of the Warrant Certificate and by paying in full, in [lawful money of the United States of America] [applicable currency] [in cash or by certified check or official bank check or by bank wire trans-fer, in each case,] [by bank wire transfer] in [immediately available] [next-day] funds the Warrant Price for each Warrant exercised, to the Warrant Agent at its corporate trust office [or at ___________________], provided that such exercise is subject to receipt within five business days of such [payment] [wire transfer] by the Warrant Agent of the Warrant Certificate with the form of election to purchase Warrant Securities set forth on the reverse side of the Warrant Certificate properly completed and duly executed. The date on which payment in full of the Warrant Price is received by the Warrant Agent shall, subject to receipt of the Warrant Certificate as aforesaid, be









         deemed to be the date on which the Warrant is exercised. The Warrant Agent shall deposit all funds received by it in payment of the Warrant Price in an account of the Company maintained with it [if non-dollar denominated funds -- or in such other account designated by the Company] and shall advise the Company by telephone at the end of each day on which a [payment] [wire transfer] for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephone advice to the Company in writ-ing.

                   (b) The Warrant Agent shall, from time to time, as promptly as reasonably practicable, advise the Company of (1) the number of Warrants exercised, (2) the instructions of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Warrant Securities to which such holder is entitled upon such exercise, (3) delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise, and (4) such other in-formation as the Company shall reasonably require.

                   (c) As soon as reasonably practicable after the ex-ercise of any Warrant, the Company shall issue to or upon the order of the holder of the Warrant Certificate evidencing such Warrant, the Warrant Securities to which such holder is en-titled, in fully registered form, registered in such name or names as may be directed by such holder. If fewer than all of the Warrants evidenced by such Warrant Certificate are exer-cised, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver a new Warrant Certificate evidencing the number of such Warrants re-maining unexercised.

                   (d) Issuance of certificates for the Warrant Securi-ties upon the exercise of the Warrants shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Warrantholder or in such name or names as may be di-rected by the Warrantholder; provided, however, that in the event certificates for the Warrant Securities are to be issued in a name other than the name of the Warrantholder, the Warrant Certificate when surrendered for exercise shall be accompanied by the Assignment Form attached to the Warrant Certificate duly executed by the Warrantholder; and provided further, that upon any transfer involved in the issuance or delivery of any cer-tificates for the Warrant Securities, the Company may require, as a condition thereto, the payment of a sum sufficient to re-imburse it for any transfer tax incidental thereto.










                   The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer of the Warrant Securities, and shall not be required to issue or deliver any Warrant Security until such tax or other charge shall have been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

                   (e) Prior to the issuance of any Warrants there shall have been reserved, and the Company shall at all times keep reserved, out of its authorized but unissued Warrant Secu-rities, a number of shares sufficient to provide for the exer-cise of the Warrant Certificates. The issuance of a Warrant Certificate shall constitute full authority to the Company's officers who are charged with the duty of executing stock cer-tificates and to any Transfer Agent for the Company to execute and issue the necessary certificates for the Warrant Securities upon the exercise of the purchase rights under the Warrant Cer-tificate.


                                  ARTICLE THREE

                      OTHER PROVISIONS RELATING TO RIGHTS OF
                         HOLDERS OF WARRANT CERTIFICATES

         SECTION 3.01   No Rights as Warrant Securityholder
                        Conferred by Warrants or Warrant
                        Certificates.

                   No Warrant Certificates or Warrant evidenced thereby shall entitle the holder thereof to any of the rights of a holder of Warrant Securities, including, without limitation, the right to receive the payment of dividends or distributions, if any, on the Warrant Securities or to exercise any voting rights.

         SECTION 3.02   Lost, Stolen, Mutilated or Destroyed
                        Warrant Certificates.

                   Upon receipt by the Warrant Agent of evidence reason-ably satisfactory to it and the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant Cer-tificate and of indemnity reasonably satisfactory to the War-rant Agent and the Company and, in the case of mutilation, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, in









         exchange for or in lieu of the lost, stolen, destroyed or muti-lated Warrant Certificate, a new Warrant Certificate of the same tenor and evidencing a like number of Warrants. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed War-rant Certificate shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder.
         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with re-spect to the replacement of mutilated, lost, stolen or de-stroyed Warrant Certificates.

         SECTION 3.03   Holder of Warrant Certificate May
                        Enforce Rights.

                   Notwithstanding any of the provisions of this Agree-ment, any holder of a Warrant Certificate, without the consent of the Warrant Agent, the holder of any Warrant Securities or the holder of any other Warrant Certificate, may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in re-spect of, such holder's right to exercise the Warrants evi-denced by such holder's Warrant Certificate in the manner pro-vided in such holder's Warrant Certificate and in this Agree-ment.

         SECTION 3.04   Reclassification, Consolidation, Merger,
                        Sale, Conveyance or Lease.

                   Notwithstanding any other provision herein to the contrary, in case of (i) any consolidation or merger to which the Company is a party (other than a merger or consolidation in which the Company is the continuing corporation and in which the Warrant Securities outstanding immediately prior to the merger or consolidation are not exchanged for cash, or for the securities or other property of another corporation), (ii) any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, (iii) any statutory exchange of securities with another corporation (other than in connection with a merger or acquisition) or (iv) any reclassification, capital reorganization or change of the outstanding shares of Warrant Securities (other than solely a change in par value or from par value to no par value), then









         lawful provision shall be made by the corporation formed by such consolidation or the corporation whose securities, cash or other property will immediately after the merger or consolida-tion be owned, by virtue of the merger or consolidation, by the holders of Warrant Securities immediately prior to the merger or consolidation, or the corporation which shall have acquired such assets or securities of the Company, or the Company, as the case may be, providing that the holder of each Warrant shall have the right thereafter, during such period as the War-rant is exercisable, upon payment of the Warrant Price in ef-fect immediately prior to such consolidation, merger, statutory exchange, sale, transfer, reclassification, capital reorganiza-tion or change to purchase upon exercise of the Warrant the kind and amount of securities, cash or other property receiv-able upon such consolidation, merger, statutory exchange, sale, transfer, reclassification, capital reorganization or change by a holder of the number of shares of Warrant Securities into which such Warrant might have been exercised immediately prior to such consolidation, merger, statutory exchange, sale, trans-fer, reclassification, capital reorganization or change assum-ing such holder of Warrant Securities did not exercise his rights of election, if any, as to the kind or amount of securi-ties, cash or other property receivable upon such consolida-tion, merger, statutory exchange, sale, transfer, reclassifica-tion, capital reorganization or change (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or transfer is not the same for each share of Warrant Securities in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this
         Section 3.04 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or transfer for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

                   The above provisions of this Section 3.04 shall simi-larly apply to successive consolidations, mergers, statutory exchanges, sales or transfers. If necessary, appropriate ad-justment shall be made in the application of the provisions set forth herein with respect to the rights and interests there-after of the holders of the Warrants, to the end that the pro-visions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrants. The Company shall not effect any such consolidation, merger, sale or transfer, unless prior to or simultaneously with the consummation there-of, the successor company or entity (if other than the Company) resulting from such consolidation, merger, sale or transfer









         shall assume, by written instrument, the obligation to deliver to the holder of each Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive under this Section 3.04.























































                                   ARTICLE FOUR

                  EXCHANGE AND TRANSFERS OF WARRANT CERTIFICATES

         SECTION 4.01   Exchange and Transfers of Warrant
                        Certificates.

                   [If Offered Securities with Warrants that are im-mediately detachable -- Upon] [If Offered Securities with War-rants that are not immediately detachable -- Prior to the De-tachable Date a Warrant Certificate may be exchanged or trans-ferred only together with the Offered Security to which the Warrant Certificate was initially attached, and only for the purpose of effecting or in conjunction with an exchange or transfer of such Offered Security. Prior to any Detachable Date, each transfer of the Offered Security [on the register of the Offered Securities] shall operate also to transfer the re-lated Warrant Certificates. After the Detachable Date, upon] surrender at the corporate trust office of the Warrant Agent [or __________], Warrant Certificates evidencing Warrants may be exchanged for Warrant Certificates in other denominations evidencing such Warrants or the transfer thereof may be regis-tered in whole or in part; provided that such other Warrant Certificates evidence the same aggregate number of Warrants as the Warrant Certificates so surrendered. The Warrant Agent shall keep, at its corporate trust office [and at _________], books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and ex-changes and transfers of outstanding Warrant Certificates, upon surrender of the Warrant Certificates to the Warrant Agent at its corporate trust office [or __________] for exchange or reg-istration of transfer, properly endorsed or accompanied by ap-propriate instruments of registration of transfer and written instructions for transfer, all in form satisfactory to the Com-pany and the Warrant Agent. No service charge shall be made for any exchange or registration of transfer of Warrant Cer-tificates, but the Company may require payment of a sum suffi-cient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer. Whenever any Warrant Certificates are so surrendered for exchange or registration of transfer, an authorized officer of the Warrant Agent shall manually coun-tersign and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates duly authorized and executed by the Company, as so requested. The Warrant Agent shall not be required to effect any exchange or registration of transfer that will result in the issuance of a Warrant Certifi-cate evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant. All Warrant Certificates issued upon any exchange or registration of transfer of Warrant









         Certificates shall be the valid obligation of the Company, evi-dencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificate surrendered for such exchange or registration of transfer.

                   [If Warrants are issuable as a Global Warrant Not-withstanding any other provision in this Agreement, no Global Warrant may be transferred to, or registered or exchanged for Warrants registered in the name of, any person other than the Depositary for such Global Warrant or any nominee thereof, and no such transfer may be registered, unless (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Warrant, (ii) the Company ex-ecutes and delivers to the Warrant Agent a written order ex-ecuted by the Company that such Global Warrant shall be so transferable, registerable and exchangeable, and such transfers shall be registrable, or (iii) there shall have occurred and be continuing an event of default with respect to the Warrants evidenced by such Global Warrant. Notwithstanding any other provision in this Agreement, a Global Warrant to which the re-striction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Warrants registered only in the name or names of, such person or persons as the Depositary for such Global War-rant shall have directed and no transfer thereof other than such a transfer may be registered.]

         SECTION 4.02   Treatment of Holders of Warrant
                        Certificates.

                   [If Offered Securities and Warrants are not im-mediately detachable -- Prior to the Detachable Date, the Com-pany, the Warrant Agent and all other persons may treat the owner of any Offered Securities as the owner of the Warrant Certificates initially attached thereto for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced by such Warrant Certificates, any notice to the contrary notwithstanding. After the Detachable Date and prior to the due presentment of a Warrant Certificate for reg-istration of transfer,] [t][T]he Company and the Warrant Agent and all other persons may treat the registered holder of a War-rant Certificate as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

         SECTION 4.03   Cancellation of Warrant Certificates.

                   Any Warrant Certificate surrendered for exchange, registration of transfer or exercise of the Warrants evidenced









         thereby shall, if surrendered to the Company, be delivered to the Warrant Agent and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly canceled by the Warrant Agent and shall not be reissued and, except as ex-pressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in exchange or in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of canceled Warrant Certificates in a manner satisfactory to the Company.


                                   ARTICLE FIVE

                           CONCERNING THE WARRANT AGENT

         SECTION 5.01   Warrant Agent.

                   The Company hereby appoints _______________ as the Warrant Agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the condi-tions herein set forth, and _______________________ hereby ac-cepts such appointment. The Warrant Agent shall have the pow-ers and authority granted to and conferred upon it in the War-rant Certificates and hereby and such further powers and au-thority to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

         SECTION 5.02   Conditions of Warrant Agent's
                        Obligations.

                   The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the fol-lowing to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

                   (a) Compensation and Indemnification. The Company agrees promptly to pay the Warrant Agent the compensation agreed upon with the Company for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including counsel fees) reasonably incurred without negligence or bad faith by the Warrant Agent in connection with the services rendered hereunder by the Warrant Agent. The Company also agrees to indemnify the Warrant Agent for, and to hold it harm-less against, any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant









              Agent, arising out of or in connection with its acting as Warrant Agent hereunder, as well as the reasonable costs and expenses of defending against any claim of such li-ability.

                   (b) Agent for the Company. In acting under this Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligations or relationship of agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

                   (c) Counsel. The Warrant Agent may consult with counsel satisfactory to it, and the written advice of such counsel shall be full and complete authorization and pro-tection in respect of any action reasonably taken, suf-fered or omitted by it hereunder in good faith and in ac-cordance with the advice of such counsel.

                   (d) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any ac-tion taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certifi-cate, affidavit, statement or other paper or document rea-sonably believed by it to be genuine and to have been pre-sented or signed by the proper parties.

                   (e) Certain Transactions. The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, Warrants, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of Warrant Securities or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Agree-ment shall be deemed to prevent the Warrant Agent from acting as trustee under any indentures.

                   (f) No Liability for Interest. Unless otherwise agreed with the Company, the Warrant Agent shall have no liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

                   (g) No Liability for Invalidity. The Warrant Agent shall have no liability with respect to any invalidity of










              this Agreement or any of the Warrant Certificates (except as to the Warrant Agent's countersignature thereon).

                   (h) No Responsibility for Representations. The War-rant Agent shall not be responsible for any of the recit-als or representations herein or in the Warrant Certifi-cates (except as to the Warrant Agent's countersignature thereon), all of which are made solely by the Company.

                   (i) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be accountable or un-der any duty or responsibility for the use by the Company of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certifi-cates or in the case of a receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 6.02 hereof, to make any demand upon the Company.

         SECTION 5.03   Resignation, Removal and Appointment
                        of Successor.

                   (a) The Company agrees, for the benefit of the hold-ers from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

                   (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resigna-tion shall become effective; provided that such date shall be not less than three months after the date on which such notice is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the intended date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter









         provided, of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. The obligation of the Company under Section 5.02(a) shall con-tinue to the extent set forth therein, notwithstanding the res-ignation or removal of the Warrant Agent.

                   (c) In case at any time the Warrant Agent shall re-sign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custo-dian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or af-fairs, or shall make an assignment for the benefit of credi-tors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the Federal bankruptcy laws, as now or hereafter consti-tuted, or any other applicable Federal or state bankruptcy, insolvency or similar law, or a decree or order by a court hav-ing jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conser-vation, winding up or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appoint-ment, the Warrant Agent shall cease to be Warrant Agent hereun-der.

                   (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereun-der, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of











         its charges and disbursements then unpaid, shall thereupon be-come obligated to transfer, deliver and pay over, and such suc-cessor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

                   (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or sub-stantially all the assets and business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execu-tion or filing of any paper or any further act on the part of any of the parties hereto.


                                   ARTICLE SIX

                                  MISCELLANEOUS

         SECTION 6.01   Notice.

                   Any notices required or permitted to be given hereun-der shall be in writing (including telegraphic, telex or fac-simile transmission) and shall be duly given if (i) personally delivered or sent by telegraph, telex or facsimile, and (ii) mailed by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:


                   If to the Company:

                                  Hecla Mining Company
                                  6500 Mineral Drive
                                  Coeur d'Alene, Idaho  83814
                                  Attention:  Vice President and
                                    General Counsel
                                  Facsimile No. (208) 769-4159

                   If to the Warrant Agent:

                                  ______________________________
                                  ______________________________
                                  ______________________________
                                  Facsimile No. ________________











                   [If to the Warrantholder:

                                  At the address as it appears on the
                                  books of the Warrant Agent [or on the
                                  register of the Offered Securities
                                  prior to the Detachable Date], or if
                                  such Warrantholder shall have filed
                                  with the Warrant Agent a written re-
                                  quest that notices intended for such
                                  Warrantholder be mailed to some other
                                  address, at the address designated in
                                  such request.]

                   All such notices shall be effective: (i) if mailed or personally delivered, when received, or (ii) if sent by telegraph, telex or facsimile, when sent with evidence of transmission. The address to which notices hereunder should be sent may be changed by any party by giving notice of such change to the others in the manner provided in this Agreement.

         SECTION 6.02   Notices and Demands to the Company and
                        Warrant Agent.

                   If the Warrant Agent shall receive any notice or de-mand addressed to the Company by the holder of a Warrant Cer-tificate pursuant to the provisions of the Warrant Certifi-cates, the Warrant Agent shall promptly forward such notice or demand to the Company.

         SECTION 6.03   Amendment.

                   This Agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correct-ing or supplementing any defective provision contained herein, or making any other provisions with respect to matters or ques-tions arising under this Agreement as the Company and the War-rant Agent may deem necessary or desirable; provided, however, that such action shall not affect adversely the interests of the holders of the Warrant Certificates. The Company and the Warrant Agent may also supplement or amend the Warrant Agree-ment in any other respect with the approval of the holders of a majority in number of the Warrants then outstanding; however, no such supplement or amendment may (i) shorten the expiration date of the Warrants, (ii) increase the Warrant Price or reduce the number of shares to be received upon exercise of a Warrant, or (iii) change the percentage of the holders of Warrant Cer-tificates who must consent to such amendment or supplement, without the consent of each holder affected thereby.











         SECTION 6.04   Saturdays, Sundays, Holidays, etc.

                   If the last or appointed day for the taking of any action or the expiration of any right required or granted pur-suant to this Agreement or the Warrant Certificates shall be a Saturday, Sunday or legal holiday in the United States, then such action may be taken or such right may be exercised on the next succeeding business day that is not a legal holiday.

         SECTION 6.05   Applicable Law.

                   The validity, interpretation and performance of this Agreement and each Warrant Certificate issued hereunder and of the respective terms and provisions thereof shall be governed by, and construed in accordance with, the laws of the State of
         __________________.

         SECTION 6.06   Obtaining of Governmental Approvals.

                   The Company will from time to time take all reason-able actions necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under Federal and state laws (including, without limitation, a registration statement in respect of the Warrants and Warrant Securities under the Securities Act of 1933, as amended (the "Securities Act")), which may be or become requisite in connection with the issu-ance, sale, transfer and delivery of the Warrant Securities issued upon exercise of the Warrant Certificates, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrants or upon the expiration of the period during which the Warrants are exercisable.

                   If there is no effective registration statement in respect of the Warrants and Warrant Securities under the Secu-rities Act, no Warrantholder may sell or transfer any or all of such Warrants or Warrant Securities, as the case may be, with-out first providing the Company with an opinion of counsel (which may be counsel for the Company) to the effect that such sale or transfer will be exempt from the registration and pro-spectus delivery requirements of the Securities Act.

         SECTION 6.07   Delivery of Prospectus.

                   If the issuance and sale of the Warrant Securities are registered under the Securities Act, the Company will fur-nish to the Warrant Agent sufficient copies of a prospectus relating to the Warrant Securities deliverable upon exercise of the Warrants (the "Prospectus"), and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent will









         deliver a Prospectus to the holder of the Warrant Certificate evidencing such warrant prior to or concurrently with the de-livery of the Warrant Securities issued upon such exercise. The Warrant Agent shall not, by reason of any such delivery, assume any responsibility for the accuracy or adequacy of such Prospectus.

         SECTION 6.08   Persons Having Rights Under
                        Warrant Agreement.

                   Nothing in this Agreement shall give to any person other than the Company, the Warrant Agent and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement.

         SECTION 6.09   Headings.

                   The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 6.10   Counterparts.

                   This Agreement may be executed in any number of coun-terparts, each of which as so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 6.11   Inspection of Agreement.

                   A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent for inspection by the holder of any Warrant Cer-tificate. The Warrant Agent may require such holder to submit his Warrant Certificate for inspection by it.

         SECTION 6.12   Successors and Assigns.

                   All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
















                   IN WITNESS WHEREOF, Hecla Mining Company and
         ________________ have caused this Agreement to be signed by their respective duly authorized officers, and their respective corporate seals to be affixed hereunto, and the same to be at-tested by their respective Secretaries or one of their respec-tive Assistant Secretaries, all as of the day and year first above written.

                                       HECLA MINING COMPANY



                                       By
                                           Name:
                                           Title:


         Attest:



         By
             Name:
             Title:


                                       [Warrant Agent]



                                       By
                                           Name:
                                           Title:


         Attest:



         By
             Name:
             Title:











                                                          WLR&K DRAFT
                                                          8/9/95
                                                          Exhibit 4.3(h)

                                                          Exhibit A




                           FORM OF WARRANT CERTIFICATE*

                          [Face of Warrant Certificate]
         [Form of Legend if Offered Securities with War-     Prior to          , this Warrant Certificate can-
         rants that are not immediately detachable.          not be transferred or exchanged unless attached to
                                                             a [Title of Offered Securities].]

         [Form of Legend if Warrants are not immediately     Prior to          , Warrants evidenced by this
         exercisable.                                        Warrant Certificate cannot be exercised.]

                     EXERCISABLE ONLY IF COUNTERSIGNED BY THE
                         WARRANT AGENT AS PROVIDED HEREIN

                               HECLA MINING COMPANY
                               WARRANTS TO PURCHASE

                          [Title of Warrant Securities]

             VOID AFTER 5 P.M., NEW YORK CITY TIME, ON

         No.                                                    Warrants

                   This certifies that _________________ or registered assigns is the registered owner of the above indicated number of Warrants, each Warrant entitling such owner [if Offered Se-curities with Warrants that are not immediately detachable --, subject to the registered owner qualifying as a "holder" of this Warrant Certificate, as hereinafter defined] to purchase, at any time [after 5 P.M., New York City time, on __________________ and] on or before 5 P.M., New York City time, on ________________, _____________ shares of [Title of
         Warrant Securities] (the "Warrant Securities"), of Hecla Mining Company (the "Company") on the following basis: [during the period from ____________, through and including _____________, each Warrant shall entitle the holder thereof, subject to the provisions of the Warrant Agreement under which these Warrants are issued, to purchase from the Company the number of Warrant Securities stated above in this Warrant Certificate at the ex-ercise price of $___________, during the period from __________, through and including _________________,] the exer-
         cise price of each Warrant will be ____________ (the "Warrant Price"). No adjustment shall be made for any dividends on any Warrant Securities issuable upon exercise of any Warrant. The holder may exercise the Warrants evidenced hereby by providing certain information set forth on the back hereof and by paying in full [in lawful money of the United States of America] [in cash or by certified check or official bank check or by bank


                                       A-1
         _____________________
         *    For Preferred Stock.







         wire transfer, in each case,] [by bank wire transfer] in [im-mediately available] [next-day] funds, the Warrant Price for each Warrant exercised to the Warrant Agent (as hereinafter defined) and by surrendering this Warrant Certificate, with the purchase form on the back hereof duly executed, at the corpo-rate trust office of [name of Warrant Agent], or its successor as warrant agent (the "Warrant Agent"), [or ____________], which is, on the date hereof, at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement (as hereinafter defined).

                   The term "holder" as used herein shall mean [if Of-fered Securities with Warrants that are not immediately detach-able --, prior to ________ (the "Detachable Date"), the regis-tered owner of the Company's [title of Offered Securities] to which this Warrant Certificate is initially attached, and after such Detachable Date,] the person in whose name at the time of this Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose pursuant to
         Section 4.01 of the Warrant Agreement.

                   Any whole number of Warrants evidenced by this War-rant Certificate may be exercised to purchase Warrant Securi-ties in registered form. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate evidencing the number of Warrants remaining unexercised.

                   This Warrant Certificate is issued under and in ac-cordance with the Warrant Agreement dated as of _____________ (the "Warrant Agreement") by and between the Company and the Warrant Agent and is subject to the terms and provisions con-tained in the Warrant Agreement, to all of which terms and pro-visions the holder of this Warrant Certificate consents by ac-ceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent [and at _____________].

                   [If Offered Securities with Warrants that are not immediately detachable -- Prior to ________________, this War-rant Certificate may be exchanged or transferred only together with the [Title of Offered Securities] (the "Offered Securi-ties") to which this Warrant Certificate was initially at-tached, and only for the purpose of effecting, or in conjunc-tion with, an exchange or transfer of such Offered Security. After such date, transfer] [if Offered Securities with Warrants that are immediately detachable -- Transfer] of this Warrant Certificate may be registered when this Warrant Certificate









         is surrendered at the corporate trust office of the Warrant Agent [or ___________] by the registered owner or such owner's assigns, in person or by an attorney duly authorized in writ-ing, in the manner and subject to the limitations provided in the Warrant Agreement.]

                   [If Offered Securities with Warrants that are not immediately detachable -- Except as provided in the immediately preceding paragraph, after] [If Offered Securities with War-rants which are immediately detachable or Warrant alone -- Af-ter] countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certifi-cate may be exchanged at the corporate trust office of the War-rant Agent [or ____________] for Warrant Certificates repre-senting the same aggregate number of Warrants.

                   This Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of the Warrant Securi-ties, including, without limitation, the right to receive pay-ments of dividends or distributions, if any, on the Warrant Securities or to exercise any voting rights.






































                   This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

                   Dated as of                         .

                                       HECLA MINING COMPANY


                                       By
                                          Name:
                                          Title:
         Attest:


         By
            Name:
            Title:


         Countersigned:



            As Warrant Agent


         By
            Authorized Signature






























                         [REVERSE OF WARRANT CERTIFICATE]

                       INSTRUCTIONS FOR EXERCISE OF WARRANT

                   To exercise the Warrants evidenced hereby, the holder of this Warrant Certificate must pay in United States dollars [in cash or by certified check or official bank check or by bank wire transfer] [by bank wire transfer] in [immediately available] [next-day] funds the Warrant Price in full for each of the Warrants exercised to [insert name of Warrant Agent] [Corporate Trust Department] [insert address of Warrant Agent],
         Attn.              [or                 ], which [payment] [wire
         transfer] must specify the name of the holder and the number of Warrants exercised by such holder. In addition, such holder must complete the information required below and present this Warrant Certificate in person or by mail (certified or regis-tered mail is recommended) to the Warrant Agent at the appro-priate address set forth below. This Warrant Certificate, com-pleted and duly executed, must be received by the Warrant Agent within five business days of the [payment] [wire transfer].

                     TO BE EXECUTED UPON EXERCISE OF WARRANT

                   The undersigned hereby irrevocably elects to exercise ______ Warrants, evidenced by this Warrant Certificate, to pur-chase ______ shares of [Title of Warrant Securities] (the "War-rant Securities") of Hecla Mining Company and represents that the undersigned has tendered payment for such Warrant Securi-ties in Dollars [in cash or by certified check or official bank check or by bank wire transfer, in each case] [by bank wire transfer] in [immediately available] [next-day] funds to the order of Hecla Mining Company, c/o [insert name and address of Warrant Agent], in the amount of _______ in accordance with the terms hereof. The undersigned requests that said amount of Warrant Securities be in fully registered form in the autho-rized denominations, registered in such names and delivered all as specified in accordance with the instructions set forth be-low.

                   If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instruction below.















         Dated:                                 Name

                                                Address


         [Insert Social Security or Other
         Identifying Number of Holder     (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of this
         Signature Guaranteed             Warrant Certificate and must bear a
                                          signature guarantee by a bank, trust
                                          company or member broker of the New
                                          York Stock Exchange)

          The Warrants evidenced hereby may be exercised at the following addresses:

         By hand at




         By mail at




                [Instructions as to form and delivery of Warrant Securities and, if applicable, Warrant Certificates evidencing
                    unexercised Warrants -- complete as appropriate.]





























                                    ASSIGNMENT

                   [FORM OF ASSIGNMENT TO BE EXECUTED IF HOLDER
                  DESIRES TO TRANSFER WARRANTS EVIDENCED HEREBY]

                   FOR VALUE RECEIVED
         hereby sells, assigns and transfers unto


         (Please print name)             (Please insert social security
                                         or other identifying number)


         (Address)



         (City, including zip code)

         the Warrants represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint as Attorney to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

         Dated:



                                                   Signature

                                         (Signature must conform in all
                                         respects to name of holder as
                                         specified on the face of this
                                         Warrant Certificate and must
                                         bear a signature guarantee by a
                                         bank, trust company or member
                                         broker of the New York Stock
                                         Exchange)

         Signature Guaranteed











                                       A-7